EXHIBIT 99.1

Richard J. King					May 30, 2001
Senior Vice President, Corporate Communications
AMC Entertainment Inc.
(816) 221-4000


AMC Entertainment Inc. reports record
revenues and adjusted EBITDA for Fiscal 2001

Fourth-quarter revenues also record; adjusted EBITDA up more than 200 percent from prior year



KANSAS CITY, Mo. - AMC Entertainment Inc., one of the world's leading theatrical exhibition companies, today reported revenues of $290 million for the fourth quarter of fiscal year 2001, ended March 29, 2001, and fiscal-year revenues of $1.21 billion. Both the fourth-quarter revenues (up 11 percent from $262 million in the same quarter a year ago) and fiscal 2001 revenues (up 4 percent from $1.17 billion the year before) represent new Company records for the respective periods.

Adjusted EBITDA (as defined in the attached Financial Summary) for the fourth quarter was $27.2 million, a 213 percent increase over Adjusted EBITDA of $8.7 million for the fourth quarter last year. For fiscal 2001, Adjusted EBITDA was $140.8 million, up 20 percent from $117.6 million for the previous year. The fiscal year's Adjusted EBITDA also represents a Company record.

"In a year that saw almost all of our major theatre company peers seek bankruptcy, our record results are a testimony to the foresight of our strategic initiatives and our unsurpassed asset quality," said Peter Brown, chairman and chief executive officer. "We look forward to continued execution of our plan that, with our newly strengthened balance sheet, will keep us at the forefront of our industry."
Net loss for the fourth quarter was $63.6 million ($2.71 per share), compared to last year's loss of $29.1 million ($1.24 per share).
For fiscal 2001, the Company's net loss was $105.9 million ($4.51 per share), compared to last year's loss of $55.2 million ($2.35 per share). Fiscal 2001 net loss was increased by charges for the impairment of long-lived assets and an accounting change. Excluding these charges, which were non-cash, net loss for the fourth quarter was $24.6 million ($1.05 per share), and for the fiscal year, the Company's net loss before charges was $53.9 million ($2.30 per share).

During fiscal 2001, the Company adopted Staff Accounting Bulletin No.101, "Revenue Recognition in Financial Statements." As a result, the Company recorded a $15.8 million ($.67 per share) non-cash cumulative effect adjustment (retroactive to the beginning of the fiscal year) which increased net loss, and recorded a $10.0 million increase in other income and a $2.5 million decrease in other theatre revenues, which had the net effect of increasing Adjusted EBITDA by $7.5 million and decreasing net loss by $4.5 million ($.19 per share).

On April 20, 2001, after the end of fiscal 2001, AMC announced the private placement of $250 million in Convertible Preferred Stock with Apollo Management, L.P., a private equity investment firm. Net proceeds from the financing were used to reduce borrowings on the Company's $425 million Revolving Credit Facility, with no reduction of the facility's commitment amount.

AMC Entertainment Inc. is a leader in the theatrical exhibition industry. Through its circuit of AMC Theatres, the Company operates 180 theatres with 2,796 screens in the United States, Canada, France, Hong Kong, Japan, Portugal, Spain and Sweden. Its Common Stock trades on the American Stock Exchange under the symbol AEN. The Company, headquartered in Kansas City, Mo., has a website at www.amctheatres.com.
-3-

Investors will have the opportunity to listen to a conference call and view a supporting slide presentation regarding fiscal 2001 fourth quarter and year-end results, as well as certain forward-looking information, at 8 a.m. CDT on Thursday, May 31, 2001, through the website www.amctheatres.com.

Any forward-looking statements contained in this release, which reflect management's best judgment based on factors currently known, involve risks and uncertainties. Actual results could differ materially from those anticipated in the forward-looking statements included herein as a result of a number of factors, including but not limited to the Company's ability to enter into various financing programs, competition from other companies, demographic changes, changes in economic climate, increase in demand for real estate, construction delays, unforeseen changes in operating requirements, the ability to achieve planned openings or closings of theatres and screens, changes in real estate, zoning and tax laws, the performance of films licensed by the Company, potential work stoppage within the film industry and other risks and uncertainties.


FINANCIAL SUMMARY FOLLOWS

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AMC ENTERTAINMENT INC.	4/4
FINANCIAL SUMMARY
(In thousands, except per share data)


				Thirteen Weeks Ended				Fifty-two Weeks Ended
			------------------------------------	------------------------------

				March 29, 2001			                 March 29, 2001
	  		  ----------------------			       ---------------------
	  		  Before	             After  March 30,		Before	            After    March 30,
			 Charges 	 Charges(1)Charges     2000	      Charges  	Charges(1)	Charges  	2000
			---------	------	-------	------	-------	--------	-------	-----
Statement of Operations Data:

Admissions		$197,808	$    -	$197,808	$171,652	$811,068	  $    -	$811,068	$763,083
Concessions	 	  79,091		-	  79,091	  72,223	 334,224		 -	 334,224	 329,855
Other theatre	   5,870	   (973)	   4,897	   8,448  	  28,552	  (2,500)	  26,052	  30,013
Other 	   	   7,757          -	   7,757       9,401	  43,457	       -	  43,457	  43,991
	 		  ------      ------	  ------	  ------	 -------	  ------	--------	--------
Total revenues 	 290,526	   (973)	 289,553	 261,724   1,217,301	  (2,500)  1,214,801 	1,166,942

Film exhibition
  costs		 101,474		-	 101,474	  87,950	 432,351		 -	 432,351	  417,736
Concession costs	   8,023		-	   8,023	  11,731	  46,455		 -	  46,455	   50,726
Theatre operating
  expense		  73,754		- 	  73,754	  81,153  	 300,773		 -	 300,773	  290,072
Rent			  58,647		-	  58,647	  52,655  	 229,314		 -	 229,314	  198,762
Other			   9,964		-	   9,964	  10,524  	  42,610		 -	  42,610	   44,619
General and
   administrative	  10,510		-	  10,510	   9,039	  32,499		 -	  32,499	   47,407
Preopening expense   1,011		-	   1,011	   1,584  	   3,808		 - 	   3,808	    6,795
Theatre and other
  closure expense	  10,342		-	  10,342	   2,718  	  24,169		 -	  24,169	   16,661
Restructuring charge	 -		-		 -		 -		 -		 -		 -	   12,000
Depreciation and
  amortization	  26,500		-	  26,500	  27,668  	 105,260	       -	  105,260	   95,974
Impairment of long-lived
  Assets		  	 -	 64,963	  64,963	   5,897		 -	  68,776	   68,776	    5,897
(Gain) loss on
  disposition
  of assets		   1,131	      -	   1,131	      18	    (664)	       -	     (664)	     (944)
		 	 -------	-------  	 -------	 -------	---------	  ------	  --------	 ---------
Total costs
  and expenses	 301,356	 64,963	 366,319	 290,937	1,216,575	  68,776	1,285,351	1,185,705
			-------	-------	 -------	 ------- 	---------	  ------ 	 --------	---------

Operating (loss)
   income		 (10,830)	(65,936)	(76,766)	 (29,213)		726 	 (71,276)	  (70,550)	  (18,763)
Other income		-		-		-		-	 	  -	  (9,996)	   (9,996)	 	  -
Interest expense 	  18,930		-	 18,930	  18,201	   77,000		 -	   77,000	   62,703
Investment income	  (1,530)	      -	 (1,530)	    (430)	   (1,728)         -	   (1,728)	     (219)
			 -------	-------	-------	 -------	   -------	   ------	  -------	   -------

Loss before income taxes and
  cumulative effect of
  an accounting
   change		 (28,230)	(65,936)	(94,166)	(46,984)  	  (74,546)	(61,280)	 (135,826)	  (81,247)
Income tax
   provision        (3,600)	(27,000)	(30,600)    (17,900)   	  (20,600)  (25,100)	  (45,700)	  (31,900)
			-------	-------	-------	-------	   -------	------- 	   -------	   -------

Loss before cumulative effect
  of an accounting
    change		$ (24,630)	$(38,936)	$ (63,566)	$ (29,084)	 $(53,946)$ (36,180)	 $(90,126)	 $(49,347)
Cumulative effect of an
  accounting change,
  net of taxes            -	       -	        -	        -	        -   (15,760) 	  (15,760)	   (5,840)
		  	 --------	 -------	  -------	   -------	   ------	 ------	  -------	  -------

Net loss		$ (24,630)	$(38,936)	$ (63,566)	 $(29,084)	 $(53,946) $(51,940)	$(105,886) 	 $(55,187)
			  =======	 =======	  =======	  =======	  =======	 ======	  =======	  =======

Net loss per share before cumulative
  effect of an accounting change:
     Basic         $  (1.05)	 $ (1.66)      $(2.71)     $(1.24)	 $  (2.30)	$ (1.54)       $(3.84)    $(2.10)
		 	    =====	   =====	    =====	    =====	    =====	  =====         =====	   ======
     Diluted       $  (1.05)	 $ (1.66)      $(2.71)     $(1.24)	 $  (2.30)	$ (1.54)       $(3.84)    $(2.10)
		 	    =====	   =====	    =====	    =====	    =====	  =====   	    =====	   ======

Net loss per share:
     Basic	 	 $ (1.05)	 $ (1.66)  	  $ (2.71)   $  (1.24)   $  (2.30)	$ (2.21) 	   $(4.51)    $(2.35)
 			    =====	   =====	    =====	    =====	    =====	  =====   	    =====	   ======
     Diluted       $ (1.05)	 $ (1.66)  	  $ (2.71)   $  (1.24)   $  (2.30)	$ (2.21) 	   $(4.51) 	  $(2.35)
   			    =====	   =====	    =====	    =====	    =====	  =====   	    =====	   ======

Average shares outstanding:
      Basic	   	  23,469	  23,469	   23,469      23,469 	   23,469	 23,469  	   23,469      23,469
			   =====	   =====	    =====	    =====	    =====	  =====    	    =====	   ======
      Diluted   	  23,469	  23,469	   23,469      23,469  	   23,469 	 23,469  	   23,469      23,469
			   =====	   =====	    =====	    =====	    =====	  =====         =====	   ======

Other Financial Data:
  Adjusted EBITDA(2) $28,154     (973)	  $27,181     $ 8,672	 $133,299 	  7,496 	 $140,795	 $117,620
  Capital expenditures/
   (proceeds), net(3)$21,630		-	  $21,630	  (12,504) 	 $109,655	      -	 $109,655	 $176,619


					Thirteen Weeks Ended				Fifty-two Weeks Ended
			  		March 29,    March 30,                    March 29,    March 30,
			  	        2001	   2000				  2001	   2000
					--------	-------				-------	   --------

Operating Data:
   Screen additions			30		36					115		450
   Screen dispositions			66		49					250		282
   Average screens		   2,773	   2,847				    2,818	    2,754
   Attendance (in thousands)	  36,267  	  33,391				  151,171	  152,943
   Number of screens operated		 -		 -				    2,768	    2,903
   Number of theatres operated	 -		 -					180		211
   Screens per theatre circuit wide	 -		 -	 			     15.4	     13.8

Balance Sheet Data:

  Cash and equivalents									$  34,075	 $119,305
  Corporate borrowings									  694,172	  754,105
  Capital and financing lease obligations						   56,684	   68,506
  Net debt (4)										  716,781	  703,306


(1)Includes the Company's fiscal 2001 Impairment of long-lived assets, fiscal 2001 cumulative effect of an accounting change net of income tax benefit and the current year impact of the accounting change.
(2)Represents net loss before cumulative effect of an accounting change plus interest, income taxes, depreciation and amortization and adjusted for restructuring charge, impairment losses, preopening expense, theatre and other closure expense, (gain) loss on disposition of assets and equity in earnings of unconsolidated affiliates.
(3)Represents capital expenditures less proceeds from sale and leaseback transactions.
(4)Represents corporate borrowings and capital and financing lease obligations less cash and equivalents.


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